                            UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                              FORM 8-K

   Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                     Date of Report July 31, 1996
                     ----------------------------
                   (Date of Earliest Event Reported)

                          NEWFLO Corporation
- ------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)

   Delaware                        33-56256                 94-3115884
- ------------------------------------------------------------------------------
(State or other jurisdiction     (Commission          (I.R.S. Employer ID No.)
  of incorporation)               File Number)

  301 Camp Craft Road, Suite 100, West Lake Hills, Austin, Texas  78746
- ------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

         512-314-8500
- ------------------------------------------------------------------------------
(Registrant's telephone number, including area code)

         Not Applicable
- ------------------------------------------------------------------------------
(Former Name, Former Address and former year, if changed since last report)





                           NEWFLO CORPORATION

Item 1.  Changes in Control of Registrant

     On July 31, 1996, 100% of the outstanding capital stock of NEWFLO Corporation ("NEWFLO") was purchased by Precision Castparts Corp. ("PCC") from its shareholders consisting of individual and institutional investors. NEWFLO, which will be operating as PCC Flow Technologies, Inc., is a designer and manufacturer of high quality, niche-oriented industrial fluid management products. The transaction, valued at $300 million, was financed from $200 million borrowed under a credit agreement with Bank of America Trust & Savings Association, as Agent. In addition, $100 million of existing subordinated debt registered under the Securities Act of 1933 was retained. Pursuant to
Item 403(c) of regulation S-K, there are no arrangements known to the registrant that include any pledge by any person of securities of the registrant or any of its parents, the operation of which may result in a change in control of the registrant at a subsequent date.

Item 2.  Acquisition or Disposition of Assets

     On July 31, 1996, 100% of the outstanding capital stock of NEWFLO was purchased by PCC. See Item 1 above for additional information.

Item 4.  Changes in Registrant's Certifying Accountant

     As a result of the Change in Control of Registrant, (see Item 1 Above), the certifying accountant will be changed to Price Waterhouse LLP, certifying accountant for PCC. There are no disagreements with the prior auditors, Ernst & Young LLP, and there have been no adverse opinions, disclaimers, qualifications or modifications to audit opinions.

Item 5.  Other Events

     The name NEWFLO will be changed effective August 19, 1996, to PCC Flow Technologies, Inc.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

          Pursuant to Item 7(c) of Form 8-K, the following exhibit is incorporated by reference from the Precision Castparts Corp. Filing on Form 8-K dated July 31, 1996 (File Number: 1-10348):

          Stock Purchase Agreement among NEWFLO Corporation, the Selling Stockholders listed therein on Schedule I and Precision Castparts Corp., dated as of June 28, 1996. Schedules that have been omitted will be furnished on a supplementary basis to the Commission upon request.

                                  1

                          NEWFLO CORPORATION



                              Signature
                              ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       NEWFLO Corporation
                                       ------------------
                                          (Registrant)





Date: August 15, 1996              By: -----------------------
      ---------------                  W.D. Larsson
                                       Vice President and
                                       Chief Financial Officer
                                       (Principal Financial and
                                        Accounting Officer)









                                   2
